UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2018

Date of report (Date of earliest event reported)

GENPREX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38244	90 - 0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1701 Trinity Street, Suite 3.322, Austin, TX		78712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

Revised Outside Director Compensation Policy

On November 2, 2018, the Board approved a revised Outside Director Compensation Policy (the “Policy”), a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein. Under the Policy, the Company’s non-employee directors will be compensated for service on the Board as follows:

Equity Grants

Each of the Company’s non-employee directors will receive an annual equity grant on the date of the annual meeting of stockholders of $80,000 worth of the Company’s common stock in the form of stock options. Newly appointed or elected directors who are not employees of the Company will receive a pro-rated equity grant in connection with their appointment or election to the Board. The options will vest in full on the first anniversary of the grant date (or, if earlier, the day before the annual meeting of stockholders that is closest to the one-year anniversary). All unvested equity awards held by a non-employee director will accelerate and immediately vest upon a change of control of the Company, provided that the non-employee director continues to serve as a director through such date. The fair market value of the annual equity grant will be based on the market price of the Company’s common stock at the time of grant.

Cash Retainers

Each of the Company’s non-employee directors will also annually receive $40,000 for general availability and participation in meetings and conference calls of the Board, to be paid quarterly in arrears on a pro-rated basis. Additionally, the audit committee chairperson will annually receive $20,000, an audit committee member will annually receive $10,000, the compensation committee chairperson will annually receive $10,000, a compensation committee member will annually receive $5,000, the nominating and corporate governance committee chairperson will annually receive $10,000, and a nominating and corporate governance committee member will annually receive $5,000, in each case, to be paid quarterly in arrears on a pro-rated basis.

Expenses

The Company will continue to reimburse non-employee directors for their reasonable, customary and documented travel expenses incurred in attending meetings of Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Outside Director Compensation Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: November 8, 2018	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer
(Principal Financial Officer)